Transforming the Lives of Patients with Severe Genetic and Rare Diseases Making Hope a Reality Exhibit 99.1

Forward Looking Statement These slides and the accompanying oral presentation contain forward-looking statements and information.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements.  For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain.  All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which it was made.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Nasdaq: BLUE bluebird bio: Why We Do What We Do Our Vision – Make Hope a Reality Seeking to transform the lives of patients with severe genetic and rare diseases through the development of innovative gene therapy products. Ethan Cameron Aidan

Our Strategic Intent Severe Genetic Diseases Hematopoietic Stem Cells (HSCs) Immunotherapy T Cells Lentiviral Gene Delivery – Pure, Potent, Reproducible, Scalable Global Manufacturing Platform – Virus and Drug Product Genome Editing Platform – MegaTALs

2015 Established Strong Fundamentals Completed enrollment target of key CALD trial GREAT MOMENTUM HEADING INTO 2016 Treated first ever SCD patient with gene therapy Defined an accelerated U.S. and EU b-thalassemia regulatory path Closed several enabling oncology deals and filed IND Further built team from research to commercial Raised $477M to extend runway through 2018

2016 Priorities

Program	Studies / Focus	Priority
β-THALASSEMIA	*HGB-204 & 205* *β0/β0 Plan*	Launch Prep
SICKLE CELL DISEASE	*HGB-205* *HGB-206*	Development Strategy
CALD	*Starbeam Study* *Allo Transplant Study*	Regulatory Strategy
MULTIPLE MYELOMA	*CRB-401* *Next-Generation*	Development Strategy
PIPELINE	*Platform Improvements* *Innovative Science*	New Products

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Ecosystem Explosion Competition Great For All (Especially Patients) Gene Therapy (20+) CAR/TCR/T Cell (25+) Gene Editing (8+) Mustang Therapeutics CARsgen

Gene Therapy Platform Capabilities Drive Pipeline

bluebird Lentiviral Stem Cell Platform Central nervous system (adrenoleukodystrophy) Blood disorders (thalassemia, sickle cell disease) Cancers Macrophage Erythrocyte T cell Granulocyte B cell Platelets Mature blood cells Progenitors Stem cells Hematopoietic Stem Cells Marrow Disease areas

How Our Gene Therapy Approach Works 1 2 3 4 Produce Viral Particle With Therapeutic Payload Isolate Target Cells From Patient Transduce Target Cells ex vivo Test & Re-infuse Gene Modified Cells Targeted Cells Gene Modified Cells Viral Particle

bluebird Pipeline Overview

Clinical Programs

β-thalassemia Major: Disease Overview

DISEASE	CURRENT TREATMENTS	EPIDEMIOLOGY
Monogenic, severe anemia	Frequent/chronic transfusions lead to iron overload & organ failure	Global prevalence ~288K; incidence ~60K
Loss of or reduced β-globin production	Ongoing iron chelation, frequently suboptimal	U.S./EU prevalence (treated) ~15K; incidence ~1.5K ▸ 60-80% severe/major
Poor quality of life and shortened lifespan	Allogeneic transplant, while potentially curative, rarely used ▸ Difficulty finding a suitable match ▸ Morbidity/mortality with graft rejection, graft versus host disease and immunosuppression	Affects people of Mediterranean, Middle Eastern, South Asian and SE Asian descent

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LentiGlobin: Innovative Vector Design Philippe Leboulch IN-VIVO BIOMARKER ANTI-SICKLING PROPERTIES polymerization destabilization V F L T bs bs V F L Q bs b-87

β-thalassemia Ongoing Clinical Trials Basis to Seek Conditional Approval in EU Phase 1/2, multi-center, global study N=18 subjects (up to 3 adolescents added) Centralized transduction for drug product manufacturing Positive data presented at ASH 2014 and 2015 (HGB-204) Phase 1/2, single-center study in France HGB-205 (b-thalassemia major & severe sickle cell disease) N=7 subjects (~3-5 b-thalassemia) Positive data presented at ASH 2014 and 2015 and EHA 2015 First patient with SCD ever treated with gene therapy in 2014  (b-thalassemia major)

Drug Product VCN and VCN in Peripheral Blood Leukocytes After Infusion Data presented at ASH 2015; as of October 28, 2015. DP VCN for all treated subjects. PBL VCN given for subjects with ≥2 months follow-up DP β0/β0 Non-β0/β0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 0.0 5 4 3 2 0 3 6 9 12 15 18 21 1102 1103 1104 1106 1107 1108 1109 1110 1111 1113 1115 1119 1120 1201 1202 1203 Months Post Drug Product Infusion VCN (vector copies / diploid genome)

Updated Data Continue to Show High Levels of HbAT87Q Production After Infusion Data presented at ASH 2015; as of October 28, 2015. Only includes subjects with ≥3 months of follow-up Median HbAT87Q g/dL 3.8 5.4 6.7 4.4 N=9 N=13 N=11 N=5 6.1 N=4 7.8 N=3 β0/β0 Non-β0/β0 1102 1103 1104 1106 1107 1108 1109 1110 1111 1113 1201 1202 1203 11 10 9 8 7 6 5 4 3 2 1 0 HbAT87Q Concentration (g/dL) 0 3 6 9 12 15 18 21 Months Post Drug Product Infusion

Days Transfusion-Free Months Transfusion-Free* *Data presented at ASH 2015; as of October 28, 2015 for patients in HGB-204 and November 10, 2015 for patients in HGB-205 Subjects with non-β0/β0 genotypes stop transfusions shortly after DP infusion with RBC independence extending up to 23.4 months Patient 1202 β0/βE 1201 β0/βE 1111 βE/β0 1109 βx/β0 1108 β+/β0 1104 βE/β0 1102 βE/β0 20.1 Months 23.4 Months 7.1 Months 8.9 Months 11.2 Months 12.7 Months 16.4 Months Total Hemoglobin = 9.2 to 13.3 g/dL at last study visit (8-21 months) Updated Data Show Rapid and Sustained Transfusion Independence in Patients with non-β0/β0 Genotypes

Updated Data Show 33% to 100% Reduction in Transfusions in Subjects with β0/β0 Genotype Data presented at ASH 2015; as of October 28, 2015. Subjects with ≥6 m follow-up, shown to latest 3m interval, as of data cut-off. Subjects 1113 & 1115 had <6m follow-up. 52% 47% 33% 100% 1103 1106 1107 1110 Volume Reduced *3-month average number and number of pRBC transfusions over 12 months prior to infusion

Hemoglobin Levels by Genotype in Northstar Study


Median Hemoglobin Concentrations at 6 Months
Hemoglobin concentration (g/dL)
10
9
8
7
6
5
4
3
2
1
0
9 g/dL
HbE/HbA
(endogenous)
4.9g/dL
HbA2
HbF
HbAT87Q
HbA
(transfused)
5.0g/dL
Other Genotype
n=5
β0/β0 Genotype
n=4

Difference in transfusion independence between genotypes explained by endogenous non-HbA^{T87Q} hemoglobin production

Data presented at ASH 2015

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Pursue CONDITIONAL APPROVAL on the basis of data from ongoing Northstar (HGB-204) & HGB-205 studies as part of the Adaptive Licensing pilot Pursue ACCELERATED APPROVAL on the basis of data from planned pivotal HGB-207 & HGB-208 studies EU U.S. Initial U.S. regulatory strategy will focus on non-β0/β0 patients HGB-207 and likely HGB-208 to enroll only non-β0/β0 patients Collecting more data on β0/β0 patients to finalize development path in this genotype, including EU regulatory strategy Evolving Clinical and Regulatory Plans

Sickle Cell Disease (SCD): Disease Overview

DISEASE	CURRENT TREATMENTS	EPIDEMIOLOGY
Monogenic, severe anemia	Non curative treatments ▶ Hydroxyurea ▶ Blood transfusions ▶ Pain management	U.S./EU prevalence ~150K
Polymerization of β-globin chains deforms/sickles red blood cells	Allogeneic Transplant ▶ Match uncommon ▶ High morbidity / mortality	U.S./EU incidence ~3K
Poor quality of life		Global prevalence ~25M
Pain crises, stroke, splenomegaly		Global incidence ~300K
Shortened lifespan		

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Why LentiGlobin May Treat Sickle Cell Disease

- LentiGlobin incorporates anti-sickling amino acid found in fetal hemoglobin
- Patients with SCD and hereditary persistence of fetal hemoglobin are typically asymptomatic with sickle globin levels as high as 70%
- Patients with sickle trait are not symptomatic
- Patients with SCD who undergo allo transplant are functionally cured with donor chimerism as low as 15-20%



Hemoglobin S and SCD Symptomatic Outcomes
% of Hemoglobin
100%
80%
60%
40%
20%
0%
~100%
~60%
~40%
~60%
~40%
~30%
~70%
SCD
SCD with allo-HSCT from a Trait Donor
Sickle Trait
SCD with HPFH*
FULLY Symptomatic
NOT Symptomatic
Hgb S
Hgb A
Hgb F
* HPFH: Hereditary persistence of fetal hemoglobin

These data argue that as little as 3g/dL (~30%) of therapeutic globin and gene marking as low as 20% could potentially achieve a disease-modifying effect

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Open label, multi-center, U.S. based study Increased enrollment target from 8 subjects to 20 subjects to provide additional data and flexibility for regulatory strategy As of November 17, 2015, 11 subjects enrolled; bone marrow harvest completed for four subjects and in progress for five subjects Primary endpoint = Safety of gene therapy among patients with severe SCD Secondary endpoints = clinical events, including vaso-occlusive crises or acute chest syndrome HGB-206 (Severe sickle cell disease) HGB-206: Ongoing Trial in Severe Sickle Cell Disease

HbAT87Q Production and Globin Change after Infusion 1301 1303 1204 10 0 10 0 15 0 Months post drug product infusion Hb g/dL 1 2 3 6 9 12 10.9 12.0 10.6 11.4 11.7 9.1 8.5 7.6 5.5 10 8.6 7.8 9.2 8.5 HbAT87Q HbF HbA2 HbS HbA (transfused) 1.0 0.3 8.6 49% Anti-sickling Hemoglobin 16% Anti-sickling Hemoglobin 17% Anti-sickling Hemoglobin Data presented at ASH 2015

CURRENT TREATMENTS Cerebral Adrenoleukodystrophy (CALD): Disease Overview DISEASE EPIDEMIOLOGY Ultra-orphan, X-linked, monogenic, neurological disorder Mutated gene results in toxic buildup of very long chain fatty acids Leads to cerebral inflammation & demyelination Untreated cerebral ALD leads to dismal outcomes (vegetative state and death) Allogeneic stem cell transplant standard for CALD (if possible) CALD most severe form of ALD ALD incidence: 1 in 20,000 (live births) Cerebral disease CCALD accounts for 30-40% of ALD AMN accounts for 40-45% of ALD with 40% cerebral ACALD accounts for 25% of ALD

Starbeam Study for Cerebral Adenoleukodystrophy: Interim Clinical Data Expected in 2016 12 months 18 months 24 months Natural Course of Disease Open label, single arm, multi-center, global study (n=18) Abstract Submitted for April 2016 AAN Meeting

Research Platform

Research Platform and Strategy mRNA SynBio Lentivirus T Cell HSC Platform T Cell Platform Future Pipeline MegaTALs Strengthening existing platforms HSC Ex Vivo Powerful research platform with multiple tools and technologies to: Enhance the therapeutic potential of current clinical programs Apply combinations of bluebird’s tools/technologies to potentially create “best in class” therapeutic products Drive early innovative science via select academic collaborations Goal is to build a product candidate engine to file INDs and feed future pipeline

Hypothesis: Improving VCN in the LentiGlobin Drug Product Should Increase T87Q Levels and Further Improve Clinical Benefit

Improving VCN in the LentiGlobin Drug Product Identifying Compounds that Improve Transduction Goal: Increased VCN via increased transduction efficiency (% HSCs transduced)

Improving VCN in the Drug Product Selected Compounds from Screening Results Experiment performed with pre-characterized “hard to transduce” donor HSCs Similar fold improvement in VCN obtained across a wide range of donors, lentiviral vectors and LVV lots Process is well tolerated Standard Conditions *preliminary research findings

Improving VCN in the LentiGlobin Drug Product Markedly Increased % Corrected HSCs % Transduced Cells Standard Conditions Single-cell PCR assay demonstrates marked increase in transduction efficiency Up to ~90% of the cells transduced using most optimized conditions *preliminary research findings bluebird Gene Editing Approach MegaTAL Technology Expertise in homing endonucleases (HE) and MegaTALs Robust nuclease discovery platform, proprietary database, broad IP Multiple advantages of HE and MegaTALs Naturally occurring proteins Highly specific and efficient Compact size Broad range of therapeutic applications Complementary to existing programs MegaTAL

Demonstrates power of megaTAL and AAV platforms – supports NextGen HSC and Cancer Immunotherapy Programs MegaTAL Enabled Targeted Gene Addition Precision Offers Promise of Enhanced Efficacy and Safety

Immuno-Oncology

Deliver differentiated, best-in-class, genetically modified cellular products to patients suffering from cancer. Differentiated Oncology Approach BCMA (Partnered with Celgene) HPV (Partnered with Kite) Five Prime Target Viromed Target LVV Technology Manufacturing Advances (Pl3K) LVV Technology Manufacturing Advances (Pl3K) LVV Technology Manufacturing Advances (Pl3K) LVV Technology Manufacturing Advances (Pl3K) Gene Editing Technology Gene Editing Technology Synthetic Biology

B cell maturation antigen (BCMA) is a member of the TNF receptor superfamily. BCMA binds B cell activating factor (BAFF) and a proliferation-inducing ligand (APRIL). BCMA is expressed by plasma cells and some mature B cells. Mice deficient in BCMA are healthy and have normal numbers of B cells, but reduced survival of plasma cells. BCMA RNA is near universally detected in multiple myeloma (MM) cells, and BCMA protein is detected on the surface of malignant plasma cells from patients with MM. Multiple myeloma cells expressing BCMA (brown color is BCMA protein) BCMA: A Promising Target in Multiple Myeloma bb2121 Vector Design SP Anti-BCMA scFv CD3z 41BB MND CD8 bb2121 CAR Expression Control CAR Anti-BCMA CAR Anti-BCMA CAR Expression Anti-BCMA CAR – bb2121

Tumor treatment Bortezomib A Single Treatment with bb2121 CAR T Cells Clears Animals of MM and Results in 100% Survival Survival

(Day 3-10) Expansion (Day 10) Harvest/Cryopreservation (Day -1) Leukapheresis Gene modified T cells infused back to patient (Day 0) PBMC Isolation, Culture Initiation/Activation (Day 1) Transduction with LVV Gene modified T cells Step 1 Step 2 Step 3 Step 4 Treatment An Efficient CAR T Drug Product Manufacturing Process

Promising Clinical Proof-of-Concept for bb2121 in NCI Anti-BCMA Latebreaker NCI-sponsored Phase 1 first-in-human study of anti-BCMA CAR T therapy in heavily pre-treated patients with multiple myeloma Presenter and PI Jim Kochenderfer will serve as a PI for bluebird Phase 1 study of bb2121 bb2121 on track to enter the clinic in early 2016 Findings include: As of November 11, patients with advanced multiple myeloma and a median of seven prior therapies have been treated with anti-BCMA CAR T cells at one of four dose levels One patient at highest dose level achieved a stringent complete response within one month since infusion One patient at highest dose level achieved a partial response with myeloma undetectable in bone marrow plasma cells within one month since infusion Patients treated at highest dose levels experienced cytokine release syndrome; toxicity and side effects were mild at lower dose levels bluebird bio's First Oncology Clinical Trial

CRB-401
(Refractory Multiple Myeloma)

U.S.-based, 6-10 clinical sites – including NCI

- N = 40 patients, standard 3+3 Design based on CAR+ T cells doses
- Primary endpoint = Determine the maximally tolerated dose and recommended phase 2 dose (RP2D)
- Subjects must have received 3 prior regimens including a proteasome inhibitor (bortezomib, carfilzomib) and immunomodulatory agent (lenalidomide, pomalidomide)
- Following screening, enrolled subjects will undergo a leukapheresis procedure to collect autologous mononuclear cells for manufacturing of bb2121.
- Following manufacture of the drug product, subjects will receive one cycle of lymphodepletion prior to bb2121 infusion

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Deepening Pipeline

2010 - 2014 bluebird bio 2020: The Gene Therapy Products Company 2015 - 2020 Early POC Clinical Data Infrastructure & Capabilities Core Program Clinical Data Broad Gene Therapy Infrastructure Translational Development Manufacturing Clinical Regulatory Tech & Global Collaborations and New Products Global Commercial Capabilities & Collaborations Fully Integrated Product Company Gene Therapy Products Company Pipeline of internal programs Collaborations Approved therapies

Anticipated Significant 2016 Milestones FIRST HALF 2016 SECOND HALF 2016 LentiGlobin Thal and SCD Data Update at ASH Initiate CRB-401 Study of bb2121 (Q1) CCALD Data Update at AAN (April) Initiate HGB-207 Study of LentiGlobin Cash Runway Through 2018

Transforming the Lives of Patients with Severe Genetic and Rare Diseases Making Hope a Reality